GLOBAL ASSIGNMENT OF
INTELLECTUAL PROPERTY RIGHTS

THIS GLOBAL ASSIGNMENT OF INTELLECTUAL PROPERTY RIGHTS (“**Assignment**”) is made as of August 12, 2011 by and between **CEELOX, INC.**, a Florida corporation, having a place of business at 13976 Lynmar Boulevard, Tampa, FL 33606 (“**Assignor**”) and **CIP, LLC**, a Kansas limited liability company, having a place of business at 10801 Mastin, Suite 920, Overland Park, KS 66210 (“**Assignee**”).

RECITALS

WHEREAS, Assignor desires to transfer and assign to Assignee, and Assignee desires to accept the transfer and assignment of, all of Assignor’s worldwide right, title and interest in and to all of Assignor’s intellectual property rights as set forth on **Exhibit A** and **Exhibit B** attached hereto and incorporated herein by this reference. Including any and all goodwill associated therewith (all of the foregoing being referred to herein as the "**Intellectual Property**"); and

WHEREAS, Assignor has agreed to execute such further instruments as Assignee may reasonably request in order to more effectively assign, transfer, grant, convey, assure and confirm to Assignee and its successors and assigns, or to aid and assist in the collection of or reducing to possession by Assignee, all of such Intellectual Property.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

1. Assignor hereby transfers and assigns to Assignee, and Assignee hereby accepts the transfer and assignment of, all of Assignor's Intellectual Property, and any and all renewals and extensions thereof that may hereafter be secured under the laws now or hereafter in effect in the United States, Canada and in any other jurisdiction, and all rights to sue for infringement of any Intellectual Property rights, whether arising prior to or subsequent to the date of this Assignment, all of the same to be held and enjoyed by Assignee, its successors and assigns from and after the date hereof as fully and entirely as the same would have been held and enjoyed by Assignor had this Assignment not been made.

2. Assignee hereby agrees that, from and after the date hereof, Assignor shall have no obligation to incur any expense or perform any acts necessary to pursue to completion any pending and/or future applications concerning the Intellectual Property or to maintain any issued patents, registrations and certificates associated therewith in any form.

3. Assignor covenants and agrees that Assignor will execute and deliver any and all instruments and do all lawful acts that may be reasonably requested by Assignee and/or that are necessary or desirable to perfect the title to the Intellectual Property in Assignee, and Assignor hereby authorizes and requests that said Intellectual Property rights be issued to said Assignee in accordance with this Assignment. Assignor further covenants that Assignor will, at any time

upon request, communicate to Assignee, its successors and assigns such facts relating the assigned Intellectual Property or the history thereof as may be known to Assignor.

4. Assignor covenants and agrees that Assignor will (i) cause all Intellectual Property that consists of or is related to operating systems, programs, software, software documentation, data or associated assets to be installed on equipment provided by Assignee and (ii) cause all of the foregoing to be made fully operational. Assignor's obligation under this paragraph shall not be deemed satisfied until such time as a full operational test and evaluation performed by a third party contractor of Assignee's choice concludes that all such operating systems, programs, software, software documentation, data or associated assets are fully compatible, operational and effective to perform their intended function.

5. Assignor hereby appoints Assignee and any officers or agents of Assignee, with full power of substitution, as its attorney-in-fact with full irrevocable power and authority in the place of Assignor and in the name of Assignor or in its own name, for the purpose of carrying out the terms of this Assignment, to take any and all appropriate action and to execute any instrument which may be necessary or desirable to accomplish the purposes of this Assignment. In such event, Assignee, in its discretion, will have the right, without notice to, or the consent of, Assignor, to do any act required hereunder in Assignor's name and on Assignor's behalf.

6. Assignor has all right, title and interest in the property being transferred hereby and all requisite power and authority to execute this Assignment and to perform all of its obligations hereunder, and this Assignment has been duly executed and delivered by Assignor and constitutes the legal, valid and binding obligation of Assignor, enforceable in accordance with its terms. The execution, delivery and performance by Assignor of this Assignment have been duly authorized by all necessary company action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to Assignor or the articles of organization or operating agreement of Assignor, or (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which Assignor is a party or by which it or its properties may be bound or affected.

7. Except to the extent that federal law preempts state law with respect to the matters covered hereby, this Assignment shall be governed by and construed in accordance with the laws of the State of Kansas without regard to the principles of conflicts of laws thereunder. The Kansas state courts for Johnson County or the United States District Court for the Eastern District of Kansas shall have jurisdiction and venue over any dispute arising out of or relating to this Assignment, and each party hereby consents to the jurisdiction and venue of such courts. The parties agree that service of process by US mail certified, to the last known address of a party, as provided or as changed in accordance with the provisions of this Assignment, shall be valid.

8. Assignee disavows any merger of any interest in the property transferred hereby with any other ownership or security interest of Assignee of any nature whatsoever. All such interests

shall remain separate and distinct absent a written expression of intent by Assignee to the contrary.

IN WITNESS WHEREOF, the parties have caused this Assignment to be executed as of the day and year first above written.

CEELOX, INC.,
a Florida corporation

By: ______________________

Name: ____________________

Title: _____________________

"Assignor"

STATE OF ________________)
) SS.
COUNTY OF ______________)

On this _____ day of _____________, 2011, personally appeared ___________________________, to me known, who being by me duly sworn did say that he/she is the ____________________ of **CEELOX, INC.**, a Florida corporation, and that said instrument was signed on behalf of said corporation by authority of its board of directors and such individual further acknowledged said instrument to be the free act and deed of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

____
Notary Public

My Commission Expires:

____

CIP, LLC,
a Kansas limited liability company

By: ______________________

Name: ______________________

Title: ______________________

"Assignee"

STATE OF ___________________)
) SS.
COUNTY OF _________________)

On this _____ day of ____________________, 2011, personally appeared ____________________________, to me known, who being by me duly sworn did say that he/she is the ______________________ of **CIP, LLC**, a Kansas limited liability company, and that said instrument was signed on behalf of said company by authority of its members and such individual further acknowledged said instrument to be the free act and deed of said company.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

____
Notary Public

My Commission Expires:

____

KCP-4008125-5

Exhibit A

Description of Intellectual Property

All of Assignor's Intellectual Property, and any and all renewals and extensions thereof that may hereafter be secured under the laws now or hereafter in effect in the United States, Canada and in any other jurisdiction, and all rights to sue for infringement of any Intellectual Property rights, whether arising prior to or subsequent to the date of this Assignment, all of the same to be held and enjoyed by Assignee, its successors and assigns from and after the date hereof as fully and entirely as the same would have been held and enjoyed by Assignor had this Assignment not been made including, but not limited to, all of Assignor's right, title and interest in and to the following:

1. All of Assignor's worldwide right, title and interest in, to and under Assignor's registered and unregistered domestic and foreign patents and patent applications, including without limitation, the patents and patent applications listed on **Exhibit B** annexed hereto and incorporated herein by reference;

2. All inventions, copyrights, trademarks (including all goodwill associated therewith), trade secrets, trade dress, contract rights relating to intellectual property (including license rights and option rights), general intangibles associated with intellectual property (including payment intangibles) and all other personal property that has been created through the intellectual efforts of Assignee, whether now owned or hereafter acquired, including without limitation, all of the foregoing that are listed on **Exhibit B** annexed hereto and incorporated herein by reference;

3. All books, records and data relating to any of the foregoing in any form whatsoever and any and all claims, rights and interests in any of the above and all substitutions therefor, additions and accessions thereto and proceeds thereof; and

4. All rights, remedies, powers and/or privileges of Assignor with respect to any of the foregoing.

Exhibit B

List of Certain Patents and Other Specified Intellectual Property

APPLICATIONS#	PATENTS#	NAME
11618208	None	US20080162646 CEELOX INC.
11279715	None	US20070245152 CEELOX INC.
11380810	None	US20070255963 CEELOX INC.
11383573	None	US20070078908 CEELOX INC.
11538867	None	US20080086646 CEELOX INC.
11549206	None	US20080091833 CEELOX INC.
11618241	None	US20080162527 CEELOX INC.
11070484	None	US20050210270 CEELOX INC.
11070536	None	US20050208803 CEELOX INC.

	Serial Number	Reg. Number	Word Mark	Check Status	Live/Dead
1.	78865649		CEELOX	TARR	LIVE
2.	78865670	3624779	CEELOX VAULT	TARR	LIVE
3.	77975541	3505244	CEEELOX ID ONLINE	TARR	LIVE
4.	77208222	3460722		TARR	LIVE
5.	77185942	3578466		TARR	LIVE
6.	77185920	3456708		TARR	LIVE
7.	77178910	3578454	CEELOX SECUREMAIL	TARR	LIVE
8.	77003587	3725907	CEELOX ID ONLINE	TARR	LIVE
9.	77003530	3371317	CEELOX ID	TARR	LIVE
10.	76580929		SYNCITBABY	TARR	DEAD
11.	76580928		SYNCITBABY ONE CLICK MOBILITY	TARR	DEAD
12.	76580927		BIOBABY	TARR	DEAD